                                                                   EXHIBIT 99.1


                                    AGREEMENT


     THIS AGREEMENT, dated as of December 27, 2000 between Pearson Overseas Holdings Limited, a company organized under the laws of England and Wales, and Data Broadcasting Corporation, a Delaware corporation ("Seller").


                              W I T N E S S E T H:


     WHEREAS, Seller is the holder of 5,636,814 shares of the issued and outstanding common stock, $.01 par value per share (the "Purchase Shares") of MarketWatch.com Inc. (the "Company"); and

     WHEREAS, Pearson Overseas Holdings Limited, or any other direct or indirect subsidiary of Pearson plc to which this Agreement may be assigned by Pearson plc pursuant to the provisions of Section 10 below, ("Purchaser") desires to purchase from Seller and Seller desires to sell to Purchaser the Purchase Shares upon the terms and for the consideration set forth herein; and

     NOW THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter set forth, Purchaser and Seller hereby agree as follows:

Section 1.   PURCHASE AND SALE OF THE PURCHASE SHARES.

     (a) On the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined) Purchaser, in reliance upon the representations, warranties and agreements of Seller contained herein, shall purchase from Seller, and Seller, in reliance on the representations, warranties and agreements of the Purchaser contained herein, shall sell to Purchaser, the Purchase Shares. Any dividends or distributions made or declared on, or other rights accruing with respect to, the Purchase Shares on and after the date hereof shall, conditioned upon the Closing, be property of and for the benefit of Purchaser and if received by Seller, whether before or after the Closing, be held in trust by Seller for Purchaser and paid over to the Purchaser at the Closing or, if later received by Seller, upon receipt thereof by Seller.

     (b) The purchase price to be paid by Purchaser for the Purchase Shares shall equal $4.77 per share or an aggregate of $26,887,602.78 for all of the Purchase Shares. The total purchase price for the Purchase Shares purchased by Purchaser hereunder shall be referred to as the "Purchase Price."

Section 2.   THE CLOSING.

     The closing of the purchase and sale of the Purchase Shares (the "Closing") will take place at the offices of Morgan, Lewis & Bockius LLP located at 101

Park Avenue, New York, NY 10017, on the Record Date (as hereinafter defined). The date on which the Closing occurs is referred to herein as the "Closing Date". At the Closing, Seller shall deliver to Purchaser a certificate representing the Purchase Shares, accompanied by such duly executed instruments of transfer reasonably satisfactory in form and substance to Purchaser and its counsel, as may be necessary to convey good and marketable title to the Shares, free and clear of all Encumbrances, other than Permitted Encumbrances (as such terms are defined in Section 3.2(b) below), against delivery therefor of the Purchase Price by wire transfer of immediately available funds.

Section 3.   REPRESENTATIONS AND WARRANTIES OF SELLER.

             Seller hereby represents and warrants to Purchaser as follows:

             (a) Seller has full corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby and has taken all action required by law or its constitutional documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms.

             (b) Seller has good and marketable title to the Purchase
Shares and the Purchase Shares are owned by Seller, and will be transferred to Purchaser at the Closing, free of any encumbrances, liens, claims, equities or liabilities of every nature (an "Encumbrance"), other than any such Encumbrances that arise under federal or state securities laws, the Registration Rights Agreement and the Stockholders' Agreement (as such terms are defined below) (the "Permitted Encumbrances").

             (c) The Purchase Shares constitute all of the capital stock of the Company owned of record or beneficially, directly or indirectly, by Seller, or any of its respective agents, subsidiaries, affiliates or controlled persons.

             (d) Concurrently with the execution hereof, the Board of Directors of Seller has duly adopted a resolution declaring a cash dividend in an aggregate amount of $26,887,602.78 (the "Dividend") to all of the holders of the Company's common stock (including Pearson Longman, Inc.) setting a record date of January 8, 2000 (the "Record Date"), to be paid out as soon as practicable on or following the Record Date and conditioned only upon the occurrence of the Closing.

Section 4.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.

             Purchaser hereby represents and warrants to Seller as follows:

             (a) Purchaser has full corporate power and authority to execute, deliver, and perform this Agreement and the transactions contemplated hereby and has taken all action required by law or its constitutional documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

             (b) Purchaser is purchasing the Purchase Shares for its own account, not as a nominee or agent, for investment and not with a view to the resale or distribution of any part thereof. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

             (c) Purchaser has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchase Shares. Purchaser has had an opportunity to ask questions and receive answers from Seller and the Company and to obtain additional information regarding the terms and conditions of the offering of the Purchase Shares and the business, properties, prospects and financial condition of the Company.

             (d) Purchaser is an "accredited investor," as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser acknowledges that it can bear the economic risk of its investment in the Purchase Shares, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Purchase Shares.

             (e) Purchaser understands that the Purchase Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Seller in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances and must be held until subsequently registered or an exemption from registration is available to Purchaser. In this connection, Purchaser represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

             (f) Purchaser acknowledges and agrees that certificate(s) representing the Purchase Shares will bear legends relating to the matters described above in Section 4(e) and relating to the Stockholders' Agreement.

Section 5.   CERTAIN COVENANTS OF THE PARTIES.

             (a) DISCLOSURE; PUBLICITY. Prior to the Closing, neither party hereto shall, and each party hereto shall cause its representatives and agents not to, make any public announcement, statement or press release with respect to this Agreement or the transactions contemplated hereby or otherwise disclose to any person (other than its respective officers, directors, employees, agents, investors, financial representatives and attorneys, in each case on a need to know basis) the existence, terms, conditions, content or effect of this Agreement, in each case, without the prior consent of the other party (such consent not to be unreasonably withheld, delayed or conditioned) unless disclosure is required by applicable law, governmental regulation or Purchaser's or Seller's, as the case may be, listing obligations to a securities exchange or the NASD or the rules and regulations thereof, or by order of a court of competent jurisdiction.

             (b) Seller agrees that it shall assign as of the Closing Date and at the Closing to Purchaser, all of its rights and obligations pursuant to the Registration Rights Agreement (the "Registration Rights Agreement") dated as of January 13, 1999, by and between the Company, Seller, and CBS Broadcasting Inc., a New York corporation ("CBS"). Seller further agrees that it shall promptly deliver notices to the Company and CBS of such assignment pursuant to
Section 2.1 of the Registration Rights Agreement.

             (c) Seller agrees to facilitate Purchaser's assumption of the rights and obligations of Seller under the Stockholders' Agreement (the "Stockholders' Agreement") dated as of January 13, 1999 by and among CBS, Seller, the Company and Marketwatch.Com LLC, a Delaware limited liability company, and to the extent necessary, assist Purchaser in the exercise of such rights and responsibilities as contemplated by the Stockholders' Agreement. Seller further agrees that to the extent Seller is requested by Purchaser, Seller shall enter into such agreements and shall deliver such notices, each at Purchaser's cost and expense, as are required to effectuate the assumption by Purchaser of Seller's rights and obligations under the Stockholders' Agreement.

Section 6.   CONDITIONS TO OBLIGATION TO CLOSE.

             (a) Seller shall not have in any way altered or rescinded the declaration by its Board of Directors of the Dividend which shall be immediately paid out to Seller's stockholders following receipt by Seller of the Purchase Price.

             (b) The Registration Rights Agreement shall have been assigned by Seller to Purchaser.

Section 7.   FEES AND EXPENSES; BROKERS.

             Except as otherwise expressly provided herein, each of the parties hereto shall defray its own legal and accounting charges and other expenses incident to the execution of this Agreement and the consummation of the transactions contemplated hereby. Purchaser on the one hand and Seller on the other hand each agree to indemnify and hold harmless the other from and against and in respect of any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements or understandings claimed to have been made with any third party. All stock transfer or other similar taxes in connection with the consummation of the transactions contemplated hereby, if any, shall be paid 50% by Seller and 50% by Purchaser.

Section 8.   SURVIVAL, INDEMNITIES, SPECIFIC PERFORMANCE.

             (a) All agreements, representations and warranties, and covenants contained herein or made in writing by or on behalf of the parties hereto in connection with the transactions contemplated hereby shall survive the execution of this Agreement and the consummation of such transactions.

             (b) Seller shall indemnify and hold Purchaser harmless from and against and will pay to Purchaser the full amount of any loss, claim, damage, liability or expense (including reasonable attorneys' fees) resulting to Purchaser either directly or indirectly, from any breach of the representations and warranties or agreements of Seller contained in this Agreement.

             (c) Purchaser shall indemnify and hold Seller harmless from and against and will pay to Seller the full amount of any loss, claim, damage, liability or expense (including reasonable attorneys' fees) resulting to Seller, either directly or indirectly, from (i) any breach of the representations and warranties, covenant or agreements of Purchaser contained in this Agreement and
(ii) any breach after the Closing Date by Purchaser or its nominees or assigns of the Registration Rights Agreement or the Stockholders Agreement.

             (d) The parties recognize that violation of any agreement or covenant contained in this Agreement will cause immediate irreparable injury for which no remedy at law is adequate. In the event of a failure by any party to perform its obligations or honor its covenants hereunder, any other party shall be entitled to specific performance through injunctive relief in addition to any other remedies which may be available at law or in equity or pursuant to the terms of this Agreement.

Section 9.   NOTICES.

             All notices, requests, demands and other communications which any party hereto desires to give to the other party hereto shall be in writing and shall be deemed to have been duly given if delivered in person or mailed by registered mail, return receipt requested at the following addresses:

             (a)  if to Purchaser, at

                  Pearson Overseas Holdings Limited
                  c/o Pearson plc
                  3 Burlington Gardens
                  London, W1X 1LE
                  England
                  Attention:  Gary Rinck, Esq., General Counsel

or at such other address as may have been furnished to Seller in writing;

             (b)  if to Seller, at

                  Data Broadcasting Corporation
                  22 Crosby Drive
                  Bedford, MA  01730
                  Attention: Andrea Loew, Vice President and General Counsel or at such other address as may have been furnished to Purchaser by Seller in writing.

Section 10.  MISCELLANEOUS.

             This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York. This Agreement and the further instruments required hereunder embody the entire agreement and understanding between Purchaser and Seller and supersede all prior agreements and understandings, oral and written, relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged, except in writing signed by the party against whom such modification, waiver or discharge is sought to be enforced. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be assigned by Pearson Overseas Holdings Limited only to any other direct or indirect subsidiary of Pearson plc; provided that such assignment shall not release Purchaser from its obligations hereunder, and Purchaser shall remain fully liable for all of Purchaser's obligations hereunder, including without limitation the payment of the Purchase Price and the indemnification obligations hereunder. All of the terms of this Agreement shall be binding upon the respective successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

             IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                            PEARSON OVERSEAS  HOLDINGS LIMITED


                                            By  /s/ David H. Colville
                                               -----------------------------
                                               Name:  David H. Colville
                                               Title: Director


                                            DATA BROADCASTING CORPORATION


                                            By  /s/ Stuart Clark
                                               ------------------------------
                                               Name:  Stuart Clark
                                               Title: President and Chief
                                                      Executive Officer